





Winter 2012

LEXINGTON REALTY TRUST

A real estate investment trust specializing in single-tenant commercial properties.

Disclosure

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve known and unknown risks, uncertainties or other factors not under Lexington Realty Trust's ("Lexington" or "LXP") control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. These factors include, but are not limited to, those factors and risks detailed in Lexington's periodic filings with the Securities and Exchange Commission. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized. Lexington assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Ten Reasons To Own LXP

- 5.6% Dividend Yield(1)
- Conservative Payout Ratio
- Advantages of Net Lease Properties
- Diversified Portfolio
- Active Asset Management & Capital Recycling
- Attractive Growth Prospects
- Strong Balance Sheet
- Refinancing Opportunity
- Compelling Value Investment
- Experienced Management

(1) Based on annualized dividend of $0.60 per share and the January 4, 2013 closing price of $10.76 per share.

Strong Dividend Yield

Strong Dividend Yield

- **LXP has a strong dividend yield relative to its peers, REITs and other equity investments**
  - LXP has increased its dividend by 50% over the last three years
  - LXP believes it has capacity for dividend growth



Current Dividend Yield
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
5.6%
5.5%
4.9%
4.0%
2.6%
2.2%
2.0%
LXP
Net Lease REITs
Off/Ind REITs
All REITs
Dow Jones
S&P 500
Russell 2000

Source: LXP data based on $0.60 annual dividend and January 4, 2013 closing share price of $10.76. Other data: KeyBanc and Bloomberg as of January 4, 2013.

LXP LISTED NYSE

Conservative Payout Ratio

LXP LISTED NYSE

Conservative Payout Ratio

- **LXP has a conservative payout ratio relative to its peers and the REIT sector**
  - Retained cash flow reinvested and used to reduce debt
  - A low payout ratio improves growth prospects over time

2012 Estimated FFO Payout Ratio[1]



100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
61.9%
87.1%
65.3%
65.0%
LXP
Net Lease REITs
Off/Ind REITs
All REITs

2013 Estimated FFO Multiples[1]



18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
10.5x
16.3x
15.2x
14.5x
LXP
Industrial REITs
Office REITs
Net Lease[2] REITs

(1) Source: LXP Estimate FFO payout ratio data based on $0.60 annual dividend. Other data: KeyBanc as of January 4, 2013.
(2) Source: KeyBanc as of January 4, 2013, and comprises the following companies: O, NNN, EPR, LSE & MNR.

LXP LISTED NYSE

Advantages of Net Lease Properties

Advantages of Net Lease Properties

- Predictable cash flow
- Operating expenses paid by the tenant
- High levels of occupancy
- Long-term leases

A diversified portfolio of net-leased properties should trade at a premium to multi-tenant properties.

Diversified Portfolio

Diversified by Geography & Property Type

Office
- 118 properties
- 15.7 million sq ft

Industrial
- 58 properties
- 21.3 million sq ft

Retail/Specialty
- 34 properties
- 1.8 million sq ft

Multi-Tenant
- 13 properties
- 2.2 million sq ft


6
2
1
1
1
1
1
9
2
1
3
4
3
3
4
1
6
5
6
14
1
4
2
10
7
6
3
3
10
15
6
3
2
12
3
1
15
1
27
4
14

States with rental revenue greater than $10 million on an annualized GAAP basis.

As of 9/30/12

Strong Tenant Diversification

Top 10 Tenants

Top 10 Tenants/ Lease Guarantor	Primary Lease Term Expiration Year	# of Leases	% of Annualized Base Rent	Credit Rating[1] S&P	Credit Rating[1] Moody's
Bank of America, N.A.	14/19	8	3.1%	A	A3
Metalsa Structural Products, Inc./ Dana Holding Corporation/ Dana Limited	16/25	7	2.8%	BB	Ba3
Federal Express Corporation	19/21	2	2.5%	BBB	Baa1
Baker Hughes, Inc.	15	2	2.5%	A	A2
Swiss RE America Holding Corporation	18/19	2	2.3%	A	A1
Morgan, Lewis & Bockius, LLC	21	1	2.2%	-	-
Wells Fargo Bank N.A.	14	2	2.0%	AA-	Aa3
Transamerica Life Insurance Corp.	21	1	1.9%	AA-	-
Michelin North America, Inc.	15	2	1.8%	B	B3
JP Morgan Chase Bank, National Association	13/15	3	1.8%	A+	Aa3
Percentage of Top 10 Tenants			22.9%		

Revenue by Credit Rating


Non-Investment Grade 15.5%
Investment Grade 49.0%
Unrated 35.5%

Note: Revenue and credit ratings as of 9/30/12.
1. Credit ratings are based upon either tenant, guarantor or parent entity.

LXP LISTED NYSE

Lease Expiration Schedule

- Balanced rollover with meaningful progress addressing expirations and extending lease term

Lease Expiration Schedule (By Square Feet in thousands)[1]


12/12
12/11
12,000
10,000
8,000
6,000
4,000
2,000
0
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Thereafter

Lease Expiration Schedule (By Cash Rent in thousands)[2]


12/12
12/11
100,000
80,000
60,000
40,000
20,000
-
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Thereafter

(1) Consolidated square footage does not reflect multi-tenant properties.
(2) Reflects cash rent for the years ended December 31, 2012 (estimated) and 2011, excludes multi-tenant properties and parking operations.

Active Asset Management & Capital Recycling

Leasing & Capital Recycling Success


(000's)
Square Feet
8,000
6,000
4,000
2,000
-
93.5%
92.0%
93.4%
95.9%
97.2%
2008
2009
2010
2011
2012

Leasing Volume and Occupancy Percentages


($000's)
Volume
300
250
200
150
100
50
-
6.2%
6.6%
4.2%
7.4%
7.4%
2008
2009
2010
2011
2012

Disposition Volume and Cap Rates

Attractive Growth Prospects

2012 Growth Highlights

- Completed eight build-to-suit transactions for an aggregate capitalized cost of $107.5 million
- Acquired an office property in Phoenix, AZ for $53.2 million and an industrial property in Missouri City, TX for $23.0 million
- Formed two joint ventures which acquired a retail property in Palm Beach Gardens, FL for $29.8 million and a rehabilitation hospital in Humble, TX for $27.8 million
- 2012 property investments had a weighted-average lease term of approximately 16 years and initial cap rate of 8.5%
- Closed on two construction loans for an aggregate commitment of $40.6 million (yield 7.5%/maturity 2014 and $11.5 million funded as of December 31, 2012)
- Currently funding four build-to-suit projects for an aggregate estimated cost of $136.5 million ($68.9 million funded as of December 31, 2012)

Sale-Leaseback Transaction: CopperPoint Mutual Insurance Company

Type:	Office
Size:	252,400 square feet
Cost:	$53.2 million
Lease Term:	17 years
Cap Rate:	7.12%
Escalations:	3.0% annually
GAAP Rent:	9.1% of cost



CopperPoint Mutual Insurance Company
Phoenix, Arizona

Build-to-Suit Transaction: Easton-Bell Sports

Type:	Industrial
Size:	813,000 square feet
Cost:	$42.6 million
Lease Term:	20 years
Cap Rate:	8.0%
Escalations:	2% annually
GAAP Rent:	9.7% of cost
Expected Completion Date:	4Q 13


EASTON-BELL SPORTS

Easton-Bell Sports
Rantoul, Illinois

Build-to-Suit Transaction: FedEx

Type:	Industrial
Size:	143,000 square feet
Cost:	$46.7 million
Lease Term:	15 years
Cap Rate:	8.5%
Escalations:	7.5% every five years
GAAP Rent:	9.2% of cost
Expected Completion Date:	1Q 13



FedEx Ground Package System, Inc.
Long Island City, New York

Strong Balance Sheet

Capital Structure

- Strong balance sheet


Trust Preferred, 3.1%
Convertible Debt, 2.0%
Term Debt, 6.2%
Preferred Equity, 6.1%
Mortgage Debt, 34.8%
Common Equity, 47.8%

($ in millions)

	Amount	Interest Rate /Coupon
Debt		
Secured Credit Facility	$ —	L + 187.5
Term Loan Due 2019	255.0	3.67%
Convertible Guaranteed Notes	83.9	6.00%
Mortgages	1,426.9	5.60%
Trust Preferred	129.1	6.80%
Total – Debt	**$1,894.9**	
Preferred		
Preferred C	$ 96.8	6.50%
Preferred D	155.0	7.55%
Total – Preferred	**$251.8**	
Total – Common equity[1]	**$1,960.4**	
Total	**$4,107.1**	

(1) Balance sheet data as of September 30, 2012 includes OP Units and reflects a common share price of $10.76 at 1/4/13 and the following pro forma adjustments for 4Q 12 transactions: (1) 17.25 million common shares issuance raising $156 million and stated use of proceeds; (2) additional borrowing on term loan due 2019; (3) property financings and mortgage retirements; and (4) retirement of $31.1 million of Convertible Guaranteed notes via common share issuance.

LXP LISTED NYSE

Deleveraging Program A Success

- Commenced in January 2008
- Consolidated leverage reduced by $1.2 billion

Strengthening of Balance Sheet

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Debt	$1.895 B	$1.673 B	$ 1.793 B	$ 2.078 B	$ 2.389 B	$ 3.048 B
Market Equity						
Preferred Shares	$0.252 B	$0.322 B	$ 0.339 B	$ 0.339 B	$ 0.364 B	$ 0.389 B
Common Equity	$1.960 B	$1.194 B	$ 1.204 B	$ 0.774 B	$ 0.528 B	$ 1.465 B
Total Market Equity	$2.212 B	$1.516 B	$ 1.543 B	$ 1.113 B	$ 0.892 B	$ 1.854 B
Total Market Capitalization	$4.107 B	$3.189 B	$ 3.336 B	$ 3.191 B	$ 3.281 B	$ 4.902 B

LXP Current Debt Maturity Profile ($000's)



$500,000
$400,000
$300,000
$200,000
$100,000
$-
Non-recourse Mortgage Balloon Payments
Corporate Debt
5.5%
5.8%
5.4%
5.9%
5.6%
6.0%
6.0%
6.0%
3.7%
6.2%
6.1%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Note: As of December 31, 2012. Weighted-average interest rate at top of bar.

Refinancing Opportunity

Refinancing To Improve Cash Flow

- We believe LXP has a significant opportunity to reduce debt service payments
- 2013-2015 balloon maturities total $783.6 million at a weighted-average rate of 5.6% with a current pay rate of 8.5%

2013-2015 Potential Debt Service Savings		
Interest Rate	Annual Savings*	Per Share
3.5%	$43.4m	$0.22
4.0%	$39.5m	$0.20
4.5%	$35.5m	$0.18
5.0%	$31.6m	$0.16

- In 2012 LXP obtained a $255.0 million, 7-year term financing and fixed the underlying LIBOR rate for a current weighted-average rate of 3.67%

* Projected interest and principal reduction; assumes interest-only payments on new financing.

Compelling Value Investment

Compelling Value Investment

- **LXP offers a compelling investment proposition with attractive value**
- **LXP currently trades at an implied cap rate significantly higher than its peers in the net lease sector**

Implied Cap Rate(1)


8.4%
8.2%
8.0%
7.8%
7.6%
7.4%
7.2%
7.0%
8.2%
7.4%
8.0%
7.7%
LXP
Industrial REITs
Office REITs
Net Lease (3) REITs

Property Type(2)


Long-term lease, 19.6%
Industrial, 15.2%
Retail, 3.2%
Multi-tenant, 8.3%
Office, 53.7%

2013 Estimated FFO Multiples(1)


18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
10.5x
16.3x
15.2x
14.5x
LXP
Industrial REITs
Office REITs
Net Lease(3) REITs

(1) Source: LXP data as of 9/30/12 and based on then $9.66 share price. Other data: KeyBanc as of January 4, 2013.
(2) Based on rent as of 9/30/12.
(3) Source: KeyBank as of January 4, 2013 and comprises the following companies: O, NNN, EPR, LSE & MNR.

Experienced Management

Our Strategies Are Working

- LXP has outperformed the market and management believes LXP has numerous opportunities to continue to create value for shareholders


LXP Total Return vs. Indices
600.0%
500.0%
400.0%
300.0%
200.0%
100.0%
0.0%
3/9/2009
8/9/2009
1/9/2010
6/9/2010
11/9/2010
4/9/2011
9/9/2011
2/9/2012
7/9/2012
12/9/2012
LXP
RMS
Russell 2000
S&P 500

Source: SNL Financial LLC

Ten Reasons To Own LXP

- 5.6% Dividend Yield(1)
- Conservative Payout Ratio
- Advantages of Net Leases
- Diversified Portfolio
- Active Asset Management & Capital Recycling
- Attractive Growth Prospects
- Strong Balance Sheet
- Refinancing Opportunity
- Compelling Value Investment
- Experienced Management

(1) Based on annualized dividend of $0.60 per share and January 4, 2013 closing price of $10.76 per share.

LXP LISTED NYSE



LXP
LEXINGTON
REALTY TRUST

Winter 2012

LEXINGTON REALTY TRUST.

A real estate investment trust specializing in single tenant commercial properties.